Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
24.	Subsequent Events
The Company has evaluated subsequent events through August 28, 2020, which represents the date the consolidated financial statements were available to be reissued.

Note 5: Subsequent Events

On May 31, 2020, the Company entered into a purchase agreement with Rook Holdings Inc, or Rook, pursuant to which Rook agreed to purchase, subject to certain conditions, up to $100.0 million of Class C common stock of the Company in a private placement concurrent with, and subject to, the completion of an initial public offering of the Company’s stock. The founder of Shift4 Payments, LLC is the sole stockholder of Rooks Holdings, Inc.